Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

FundX Investment Group

FundX ETF Aggressive Upgrader Fund – UNBOX
FundX ETF Upgrader Fund – REMIX

Supplement dated January 31, 2014 to the
Summary Prospectus and Prospectus dated January 31, 2014

We wish to inform you that the tax-free reorganization (each a “Reorganization”) of the FundX ETF Upgrader Fund (REMIX) into the FundX Upgrader Fund (FUNDX) and the FundX ETF Aggressive Upgrader Fund (UNBOX) into the FundX Aggressive Upgrader Fund (HOTFX), each a series of the Trust which was approved by the Board of Trustees of Professionally Managed Portfolios (the “Trust”) in November will now be put before a vote of the Funds’ shareholders.  As a result, the Reorganizations which were originally planned for January 31, 2014, are now postponed.

In the first quarter of 2014, shareholders of the FundX ETF Upgrader Fund and the FundX ETF Aggressive Upgrader Fund (together, the “ETF Funds”) will receive a combined proxy statement/prospectus which will contain pertinent details regarding the reasons why shareholders are encouraged to vote in favor of the Reorganizations, including the Board’s reasons for approving the Reorganizations.  The proxy statement/prospectus will also describe to shareholders how to submit their vote in favor of the Reorganizations.  If shareholders of the ETF Funds approve each Reorganization, they would now take effect on or about April 30, 2014.

Please retain this Supplement with the Summary Prospectus and Prospectus.